     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 2002
                                        INVESTMENT COMPANY ACT FILE NO. 811-4739
                                              SECURITIES ACT FILE NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-2
                             ---------------------

[X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]   PRE-EFFECTIVE AMENDMENT NO.
[ ]   POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]   AMENDMENT NO. 16
                             ---------------------

                              THE ZWEIG FUND, INC.
             (Exact name of Registrant as specified in its charter)

                                900 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
              (Address of Principal Executive Offices) (Zip Code)
                             ---------------------

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  212-451-1100
                             ---------------------

                              DR. MARTIN E. ZWEIG
                                   PRESIDENT
                              THE ZWEIG FUND, INC.
                                900 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                    (Name and Address of Agent for Service)

                                WITH COPIES TO:

                             ROBERT E. SMITH, ESQ.
                              ROSENMAN & COLIN LLP
                               575 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                             ---------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM       PROPOSED MAXIMUM
       TITLE OF SECURITIES              AMOUNT BEING        OFFERING PRICE PER     AGGREGATE OFFERING         AMOUNT OF
         BEING REGISTERED                REGISTERED              SHARE(1)                PRICE             REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.10 per
  share...........................   11,000,000 Shares            $8.00               $88,000,000             $8,096.00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low prices for the Fund's Common Stock reported on
    the New York Stock Exchange, Inc. on            , 2002.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE ZWEIG FUND, INC.

                                    FORM N-2

                             CROSS REFERENCE SHEET

                            PURSUANT TO RULE 481(A)

ITEM
NUMBER                  FORM N-2                             LOCATION IN PROSPECTUS
------                  --------                             ----------------------
                                           PART A
  1.   Outside Front Cover........................  Outside Front Cover Page of Prospectus
  2.   Inside Front and Outside Back Cover Page...  Outside Front Cover of Prospectus
  3.   Fee Table and Synopsis.....................  Fund Expenses
  4.   Financial Highlights.......................  Financial Highlights
  5.   Plan of Distribution.......................  The Offer
  6.   Selling Shareholders.......................  Not Applicable
  7.   Use of Proceeds............................  The Offer; Use of Proceeds
  8.   General Description of the Registrant......  The Fund; Market Price and Net Asset
                                                    Value Information; Investment Objective
                                                    and Policies; Risk Factors and Special
                                                    Considerations
  9.   Management.................................  Management of the Fund; Custodian,
                                                    Dividend Paying Agent, Transfer Agent and
                                                    Registrar
 10.   Capital Stock, Long-Term Debt and Other
       Securities.................................  Distributions; Distribution Reinvestment
                                                    and Cash Purchase Plan; Taxation;
                                                    Description of Common Stock
 11.   Defaults and Arrears on Senior
       Securities.................................  Not Applicable
 12.   Legal Proceedings..........................  Legal Matters
 13.   Table of Contents of the Statement of
       Additional Information.....................  Table of Contents of the Statement of
                                                    Additional Information

ITEM
NUMBER                  FORM N-2                                 LOCATION IN SAI
------                  --------                                 ---------------
                                           PART B
 14.   Cover Page.................................  Cover Page
 15.   Table of Contents..........................  Table of Contents
 16.   General Information and History............  The Fund (in Part A)
 17.   Investment Objectives and Policies.........  Investment Objective and Policies;
                                                    Investment Restrictions
 18.   Management.................................  Management
 19.   Control Persons and Principal Holders of
       Securities.................................  Principal Shareholders
 20.   Investment Advisory and Other Services.....  Management of the Fund (in Part A);
                                                    Custodian, Dividend Paying Agent,
                                                    Transfer Agent and Registrar (in Part A)
 21.   Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 22.   Tax Status.................................  Taxation
 23.   Financial Statements.......................  Financial Statements

                  SUBJECT TO COMPLETION, DATED MARCH 26, 2002

PROSPECTUS

                        8,800,000 SHARES OF COMMON STOCK

                              THE ZWEIG FUND, INC.
                   ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
              RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                             ---------------------

    The Zweig Fund, Inc. (the "Fund") is issuing to its shareholders of record
("Record Date Shareholders") as of the close of business on          , 2002 (the
"Record Date") non-transferable rights (the "Rights"). These rights entitle their holders to subscribe for up to an aggregate of 8,800,000 shares (the "Shares") of the Fund's Common Stock, par value $0.10 per share (the "Common Stock") at the rate of one Share of Common Stock for every seven Rights held (the "Offer"). Record Date Shareholders will receive one non-transferable Right for each whole share of Common Stock held on the Record Date. Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus (the "Over-Subscription Privilege"). The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 2,200,000 shares of Common Stock, for an aggregate total of 11,000,000 Shares. Fractional Shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange, Inc. (the "NYSE"), the Pacific Exchange, Incorporated (the "PCX") or any other exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE AVERAGE OF THE LAST REPORTED SALES
PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NYSE ON          , 2002 (THE
"PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                ,
2002, UNLESS EXTENDED AS DESCRIBED HEREIN (THE "EXPIRATION DATE").

    The Fund announced the Offer before the commencement of trading on the NYSE
on          , 2002. The Fund's Common Stock trades on the NYSE and PCX under the symbol "ZF." Shares issued upon the exercise of Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PCX, subject to notice of issuance. The net asset value per share of the Fund's Common Stock at the close
of business on          , 2002 and          , 2002, was $      and $      ,
respectively, and the last reported sales price of a share of the Fund's Common
Stock on the NYSE on those dates was $      and $      , respectively.

    The Fund is a diversified, closed-end management investment company. Its investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's investment adviser, Phoenix/Zweig Advisers LLC (the "Investment Adviser"). The Investment Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc., an NYSE-listed company. The Investment Adviser uses Zweig Consulting LLC (the "Sub-Adviser") to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. The extent of the Fund's investment in equity securities is determined by the Investment Adviser, primarily utilizing market timing techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. The Investment Adviser (and its predecessor) have provided investment advisory services to the Fund since its inception. Dr. Zweig has been engaged in the business of providing investment advisory services for over 28 years. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized. The Fund's administrator is Phoenix Equity Planning Corporation (the "Administrator"). The Fund's Investment Adviser and the Administrator will benefit from the Offer. See "Management of the Fund."
                                               (Continued on the following page)
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                      ESTIMATED              ESTIMATED SALES          ESTIMATED PROCEEDS
                                                SUBSCRIPTION PRICE(1)              LOAD                 TO FUND(2)(3)
---------------------------------------------------------------------------------------------------------------------------
Per Share....................................             $                        N/A
Total Maximum(4).............................             $                        N/A
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                               (Footnotes on the following page)

                             ---------------------

                The date of this Prospectus is           , 2002.

     Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known how many Shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See "The Offer" and "Risk Factors and Special Considerations." Except as described in this Prospectus, Record Date Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of
Additional Information, dated             , 2002 (the "SAI"), containing
additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus.

     Shareholders may obtain a copy of the SAI from, and should direct all questions and inquires relating to the Offer to, the Fund's Information Agent,
       . Banks and Brokers should call (   )             collect, and all other
shareholders should call (   )             . The address of the Fund is 900
Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. The Commission maintains a world wide web site at http://www.sec.gov that contains the SAI and other information regarding the Fund.

(Footnotes from the previous page)
---------------
(1) Estimated, using 95% of the average of the last reported sales price of a
    share of the Fund's Common Stock on the NYSE on           , 2002.

(2) Before deduction of offering expenses incurred by the Fund, estimated at
    approximately $       .

(3) The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares.

(4) Assumes all 8,800,000 Shares are purchased at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may, at the discretion of the Board of Directors, increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the Total Maximum Estimated Subscription Price and Estimated Proceeds to the Fund will
    be $       and $       , respectively. The expenses in connection with this
    offering will be charged against paid-in capital of the Fund.

Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur.

                                    THE FUND

     The Zweig Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations in October 1986. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's investment adviser, Phoenix/Zweig Advisers LLC (the "Investment Adviser"). The Investment Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc., a New York Stock Exchange, Inc. ("NYSE")-listed company. The Investment Adviser uses Zweig Consulting LLC (the "Sub-Adviser") to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. The extent of the Fund's investment in equity securities is determined by the Investment Adviser, primarily utilizing market timing techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. The Fund's outstanding Common Stock, par value $.10 per share (the "Common Stock"), is listed and traded on the NYSE and the Pacific Exchange, Incorporated ("PCX"). The average weekly trading volume of the Common Stock on the NYSE during the year ended December
31, 2001 was             shares. As of             , 2002, the net assets of the
Fund were approximately $          .

     The Investment Adviser (and its predecessor) have provided investment advisory services to the Fund since its inception. Dr. Zweig has been engaged in the business of providing investment advisory services for over 28 years. Phoenix Equity Planning Corporation (the "Administrator") serves as the Fund's administrator and receives an administrative fee computed at the annual rate of 0.13% of the Fund's average daily net assets. The Fund pays the Investment Adviser an investment advisory fee computed at the annual rate of 0.85% of the Fund's average daily net assets. See "Management of the Fund."

                               TERMS OF THE OFFER

     The Fund is issuing to its shareholders of record ("Record Date
Shareholders") as of the close of business on             , 2002 (the "Record
Date"), non-transferable rights (the "Rights") to subscribe for up to an aggregate of 8,800,000 shares of Common Stock (the "Shares") of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 2,200,000 shares of Common Stock, for an aggregate total of 11,000,000 shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (the "Offer"). Fractional shares will not be issued upon the exercise of Rights. If a Record Date Shareholder's total ownership is fewer than seven shares, such shareholder may subscribe for one Share.

     Rights may be exercised at any time during the Subscription Period, which
commences on             , 2002 and ends at 5:00 p.m., New York City time, on
            , 2002, unless extended by the Fund until 5:00 p.m., New York City
time, to a date not later than             , 2002 (such date, as it may be
extended, is referred to in this Prospectus as the "Expiration Date"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every seven Rights held is hereinafter referred to as the "Primary Subscription." The Rights are evidenced by subscription certificates (the "Subscription Certificates"), which will be mailed to Record Date Shareholders, except as discussed in "The Offer -- Foreign Restrictions."

     The subscription price per share (the "Subscription Price") will be 95% of the average of the last reported sales prices of a share of the Fund's Common
Stock on the NYSE on             , 2002 (the "Pricing Date") and the four
preceding business days. Since the Expiration Date and the Pricing Date are each
            , 2002, Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund's subscription agent, EquiServe Trust Co., N.A. ("EquiServe" or the "Subscription Agent"). There is no minimum number of Rights that must be exercised in order for the Offer to close.

     Pursuant to the over-subscription privilege (the "Over-Subscription Privilege"), any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under "The Offer -- Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE, PCX or any other exchange.

                              PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

     In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

     The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price, and that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the Fund's net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special
Considerations -- Dilution -- Net Asset Value and Non-Participation in the
Offer."

     The Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."

       The information agent (the "Information Agent") for the Offer is:

                               [               ]

                        Banks and Brokers Call Collect:
                             (   )

                           All Others Call Toll-Free:
                             (   )

     Shareholders may also contact their brokers or nominees for information with respect to the Offer.

                          IMPORTANT DATES TO REMEMBER

EVENT                                                    DATE
-----                                                    ----
Record Date                                              , 2002
Subscription Period                                      , 2002 to             , 2002*
Expiration Date and Pricing Date                         , 2002*
Subscription Certificates and Payment for Shares Due+    , 2002*
Notice of Guaranteed Delivery Due+                       , 2002*
Subscription Certificates and Payment for Guarantees of
  Delivery Due                                           , 2002*
Confirmation to Participants                             , 2002*
Final Payment for Shares                                 , 2002*

---------------
* Unless the Offer is extended to a date not later than             , 2002.

+ Record Date Shareholders exercising Rights must deliver to the Subscription
  Agent by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution -- Net Asset Value
  and Non-Participation in the
  Offer Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the Fund's net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price per Share may be less than the Fund's net asset value per share on the Pricing Date, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Pricing Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund's net asset value on the Pricing Date is
                                 $     per share (the net asset value per share
                                 on

                                 , 2002) and (iii) the Subscription Price is
                                 $     per share (95% of the last reported sale
                                 price per share on the NYSE on             ,
                                 2002), then the Fund's net asset value per
                                 share would be reduced by approximately
                                 $     per share or      %.

Certain Investment Strategies    The extent of the Fund's investment in equity
                                 securities will be determined by the Investment
                                 Adviser, primarily utilizing market timing techniques developed by Dr. Martin E. Zweig,
                                 President of the Sub-Adviser, and his staff.
                                 While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. There is no assurance that these market timing techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective of capital appreciation.
                                 See "Investment Objective and Policies --
                                 Investment Objective." In addition, although the Investment Adviser may use one or more of the special investment methods discussed in this Prospectus under "Investment Objectives and Policies -- Special Investment Methods" to further the Fund's investment objective of capital appreciation and/or reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that any or all of these investment methods will be used or, if used, will achieve either or both of these results. These methods may subject an investor in the Fund to greater than average risks and costs.

Discount From Net Asset Value    The Fund's shares of Common Stock have traded
                                 in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. The Fund cannot predict whether the Fund's Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common
                                 Stock trading at a discount is a risk separate from a decline in the Fund's net asset value.
                                 See "Market Price and Net Asset Value
                                 Information" in this Prospectus and "Net Asset
                                 Value" in the Statement of Additional
                                 Information (the "SAI").

Distributions                    The Fund's policy is to make quarterly
                                 distributions equal to 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, the Fund's net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the Fund's total distributions exceed its net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares).
                                 The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Anti-takeover Provisions         The Fund has provisions in its Articles of
                                 Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The
                                 Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load                                                  N/A
ANNUAL EXPENSES (as a percentage of the Fund's net
  assets)(1)
  Advisory Fees                                               0.85%
  Administration Fees                                         0.13%
  Other Expenses                                                 %
                                                              ---
Total Annual Expenses(2)                                         %
                                                              ===

---------------
(1) Fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus) are calculated on the basis of the Fund's average net assets. The Investment Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. "Other Expenses" have been estimated for the current fiscal year. See "Management of the Fund."

(2) The indicated      % expense ratio assumes that the Offer (including the
    Over-Subscription Privilege) is fully subscribed and assumes estimated net
    proceeds from the Offer of approximately $     million (assuming an
    estimated Subscription Price of $     per share). Other expenses for the
    fiscal year ended December 31, 2001 were 0.21% as a percentage of average net assets.

     THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

     An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------   -----------   ----------   ---------
  $            $            $            $

     This hypothetical example assumes that all dividends and other
distributions are reinvested at net asset value and that the      % expense
ratio listed under Total Annual Expenses remains the same in the years shown. The above tables and the assumption in this example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. For a more complete description of certain of the Fund's costs and expenses, see "Management of the Fund -- Investment Adviser and Sub-Adviser; -- Investment Advisory Agreement; and -- Administrator" in this Prospectus and "Expenses" and "Portfolio Transactions and Brokerage" in the SAI.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The table below sets forth certain specified information for a share of the Fund's Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal year ended December 31, 2001 and the prior nine years have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. The financial statements and notes thereto, together with the report of independent accountants, have been incorporated by reference in the SAI.

                                                                 YEARS ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------
                                          2001       2000       1999       1998       1997       1996       1995
                                        --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value, beginning of year....  $  10.32   $  12.20   $  12.03   $  12.63   $  11.45   $  11.06   $  10.33
                                        --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................        --   $   0.20   $   0.20   $   0.23       0.35       0.34       0.39
Net realized and unrealized gains
  (losses) on investments.............     (1.47)     (0.90)      1.16       0.55       2.03       1.15       1.41
                                        --------   --------   --------   --------   --------   --------   --------
Total from investment operations......     (1.47)     (0.70)      1.36       0.78       2.38       1.49       1.80
                                        --------   --------   --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income..............................     (0.01)     (0.21)     (0.19)     (0.35)     (0.31)     (0.30)     (0.51)
Distributions from net realized gains
  on investments......................     (0.07)     (0.97)     (1.00)     (0.87)     (0.89)     (0.80)     (0.56)
Tax return of capital.................     (0.81)        --         --         --         --         --         --
                                        --------   --------   --------   --------   --------   --------   --------
Total Dividends and Distributions.....     (0.89)     (1.18)     (1.19)     (1.22)     (1.20)     (1.10)     (1.07)
                                        --------   --------   --------   --------   --------   --------   --------
Effect on net asset value as a result
  of rights offering*.................        --         --         --      (0.16)        --         --         --
                                        --------   --------   --------   --------   --------   --------   --------
  Net asset value, end of year........  $   7.96   $  10.32   $  12.20   $  12.03   $  12.63   $  11.45   $  11.06
                                        ========   ========   ========   ========   ========   ========   ========
  Market value, end of year**.........  $   7.90   $   9.81   $  10.06   $  10.81   $  13.25   $ 10.875   $  11.25
                                        ========   ========   ========   ========   ========   ========   ========
Total investment return***............    (11.27)%     9.45%      3.61%     (8.68)%    34.76%      6.92%     19.83%
                                        ========   ========   ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..........................  $489,261   $620,354   $733,523   $723,521   $666,366   $589,081   $547,886
Ratio of expenses to average net
  assets..............................      1.19%      1.12%      1.12%      1.12%      1.16%      1.18%      1.22%
Ratio of net investment income to
  average net assets..................     (0.03)%     1.74%      1.68%      1.90%      2.88%      3.12%      3.62%
Portfolio turnover rate...............      80.3%     114.8%     114.9%      68.7%      93.0%     137.2%     160.2%

                                           YEARS ENDED DECEMBER 31,
                                        ------------------------------
                                          1994       1993       1992
                                        --------   --------   --------
PER SHARE DATA:
Net asset value, beginning of year....  $  11.68   $  11.36   $  12.40
                                        --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................      0.24       0.13       0.20
Net realized and unrealized gains
  (losses) on investments.............     (0.45)      1.41      (0.10)
                                        --------   --------   --------
Total from investment operations......     (0.21)      1.54       0.10
                                        --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment
  income..............................     (0.03)     (0.22)     (0.10)
Distributions from net realized gains
  on investments......................     (1.11)     (1.00)     (1.04)
Tax return of capital.................        --         --         --
                                        --------   --------   --------
Total Dividends and Distributions.....     (1.14)     (1.22)     (1.14)
                                        --------   --------   --------
Effect on net asset value as a result
  of rights offering*.................        --         --         --
                                        --------   --------   --------
  Net asset value, end of year........  $  10.33   $  11.68   $  11.36
                                        ========   ========   ========
  Market value, end of year**.........  $ 10.375   $  13.75   $  13.00
                                        ========   ========   ========
Total investment return***............    (16.95)%    16.59%      3.61%
                                        ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..........................  $492,004   $534,813   $500,101
Ratio of expenses to average net
  assets..............................      1.25%      1.23%      1.26%
Ratio of net investment income to
  average net assets..................      2.24%      1.18%      1.73%
Portfolio turnover rate...............     257.0%     235.5%     172.5%

---------------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange, Inc.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

                                   THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to the Record Date Shareholders the Rights to subscribe for up to an aggregate of 8,800,000 Shares. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 2,200,000 shares, for an aggregate total of 11,000,000 shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (1 for 7). Fractional shares will not be issued upon the exercise of Rights. A Record Date Shareholder whose total ownership is fewer than seven shares of Common Stock and, accordingly, receives fewer than seven Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than seven Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

     Rights may be exercised at any time during the Subscription Period, which
commences on        , 2002 and ends at 5:00 p.m., New York City time, on
       , 2002, unless extended by the Fund until 5:00 p.m., New York City time,
to a date not later than        , 2002. See "Expiration of the Offer" below. The
Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."

     Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

PURPOSE OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

     In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

     The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the Fund's net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special Considerations -- Dilution-Net Asset Value and Non-Participation in the Offer."

     The Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

     To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to those Record Date Shareholders who have exercised all of the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, or 2,200,000 additional shares of Common Stock, in order to cover such over-subscription requests. Regardless of whether the Fund issues additional shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of shares of Common Stock owned by them on the Record Date. This allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Offer will be 95% of the average of the last reported sales price of a share of the
Fund's Common Stock on the NYSE on        , 2002 (the "Pricing Date") and the
four preceding business days. For example, if the average of the last reported sales price on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $8.00, the Subscription Price will be $7.60 (95% of $8.00). The Subscription Price may be higher or lower than the Fund's then current net asset value per share.

     The Fund announced the Offer on March 14, 2002. The net asset value per
share of Common Stock at the close of business on        , 2002 and        ,
2002, was $     and $     , respectively, and the last reported sales prices of
a share of the Fund's Common Stock on the NYSE on those dates was $
and $     , respectively.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on        , 2002,
unless extended by the Fund until 5:00 p.m., New York City time, to a date not
later than        , 2002. The Rights will expire on the Expiration Date and
thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

METHOD OF EXERCISE OF RIGHTS

     The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such other depository or nominee. Rights may be exercised by fully completing and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated payment price (the "Estimated Payment Price") as described below under "Payment for Shares." Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a "Notice of Guaranteed Delivery") and of a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. A Record Date Shareholder whose total ownership is fewer than seven shares of Common Stock and, accordingly, receives fewer than seven Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than seven Rights will not be able to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth below.

     Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2), under "Payment for Shares" below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

     Shareholders Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:

                                       [
                             ---------------------]
                                   [Address]

                        Banks and Brokers Call Collect:
                                (     )

                           All Others Call Toll-Free:
                                (     )

     Shareholders may also contact their brokers or nominees for information with respect to the Offer.

     The Information Agent will receive a fee estimated to be approximately
$       , which includes reimbursement for all out-of-pocket expenses related to the Offer.

SUBSCRIPTION AGENT

     The Subscription Agent is EquiServe Trust Co., N.A., which will receive for its administrative, processing, invoicing and other services as subscription
agent, a fee estimated to be approximately $       , which includes
reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Payment Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, the Notice of Guaranteed Delivery (see "Method of Exercise of Rights" above) may also be sent by facsimile to (781) 828-8813, with the originals to be sent promptly thereafter by one of the methods described
below. Facsimiles should be confirmed by telephone to (     )      -
       .

     (1) By First Class Mail Only:

       EquiServe Trust Co., N.A.
        Attention: Zweig Funds
        P.O. Box 43010
        Providence, RI 02940-3010

     (2) By Hand:

        [       ]

     (3) By Express Mail or Overnight Courier:

       EquiServe Trust Co., N.A.
        Attention: Zweig Funds
        150 Royall Street
        Canton, MA 02021

     (4) Guarantee of Delivery: For Eligible Institutions Only:

     The Notice of Guaranteed Delivery may also be sent by facsimile to (781) 828-8813, with the originals to be sent promptly thereafter by one of the
methods described above. Facsimiles should be confirmed by telephone to (     )
     -       .

     DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

PAYMENT FOR SHARES

     Record Date Shareholders who acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the
Estimated Payment Price of $          per Share for all Shares requested. To be
accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ZWEIG FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Payment Price of $
per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the
third business day after the Expiration Date (       , 2002, unless the Offer is
extended).

     Within        business days following the Expiration Date (       , 2002,
unless the Offer is extended, the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE ZWEIG FUND, INC.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION

AGENT, EXCEPT AS PROVIDED BELOW UNDER "POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER."

     If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the tenth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders,
(ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, MAY AT THE DISCRETION OF THE FUND, NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR BANK CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER

     The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of such effective date or its net asset value increases to an amount greater than its net proceeds as stated herein. Accordingly, the Fund will notify Record Date Shareholders of any such decline or increase and permit them to cancel their exercise of Rights.

NON-TRANSFERABILITY OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE, PCX or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PCX, subject to notice of issuance.

DELIVERY OF SHARE CERTIFICATES

     Stock certificates for all Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the subscribed Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Participants in the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan") will have any

Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be credited directly to Cede or such other depository or nominee.

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

     For Federal income tax purposes, the distribution of Rights will not result in taxable income to a shareholder nor will the shareholder recognize gain or loss as a result of the exercise of the Rights. No loss will be recognized by a shareholder if the Rights expire without exercise.

     The tax basis of a U.S. shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

     If Rights are exercised by the holder of Common Stock, the basis of the Common Stock received will equal the Subscription Price (plus any basis allocated to the Rights in the manner described in the preceding paragraph). For purposes of determining whether capital gain or loss recognized upon a subsequent sale of the Common Stock acquired upon exercise of a Right (assuming the Common Stock is held as a capital asset) is short-term or long-term, the holding period of the Common Stock so acquired will begin on the day after the date the Right is exercised.

     The foregoing is only a general summary of the applicable U.S. Federal income tax law and does not include any state, local or foreign tax consequences of the Offer. Such applicable U.S. Federal income tax law is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the tax consequences of the Offer. See "Taxation" in this Prospectus and in the SAI.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the "Code").

                                USE OF PROCEEDS

     If all of the Rights are exercised in full and assuming a Subscription
Price of $       per share (95% of the last reported sales price per share on
the NYSE on                , 2002), the net proceeds to the Fund would be
approximately $          , after deducting expenses payable by the Fund in
connection with the offering estimated to total $          . If the Fund
increases the number of shares of Common Stock subject to subscription by up to 2,200,000 shares, in order to satisfy over-subscription requests, the additional
net proceeds will be approximately $          . However, there can be no
assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Investment Adviser has advised the Fund that it anticipates that substantially all of the net proceeds of the Offer will be invested in investments conforming to the Fund's investment objective and policies within four weeks from their receipt by the Fund, but in no event will such investment take longer than six months from the Expiration Date. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations, including, but not limited to, U.S. Government obligations, certificates of deposit, commercial paper and short-term notes. See "The Offer -- Purpose of the Offer."

                                    THE FUND

     The Fund, incorporated in Maryland on June 30, 1986, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's Investment Adviser. See "Investment Objective and Policies."

     The Investment Adviser, Phoenix/Zweig Advisers LLC, is a New York limited liability company and a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a Delaware corporation. Phoenix/Zweig Advisers LLC and Phoenix Investment Partners, Ltd. are investment advisory firms registered with the Commission under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See "Management of the Fund."

     The Sub-Adviser, Zweig Consulting LLC, is a New York limited liability company and an investment advisory firm registered with the Commission under the Investment Advisers Act of 1940, as amended. The President of the Sub-Adviser is Dr. Martin E. Zweig, who has been engaged in the business of providing investment advisory services for over 28 years. See "Management of the Fund."

     The Fund completed an initial public offering of 34,010,696 shares of its Common Stock in October 1986. The net proceeds to the Fund from such offering
were approximately $317,000,000. As of                , 2002, the net assets of
the Fund were $          , and since inception, the Fund has paid distributions
(including dividends and capital gains distributions) aggregating $          .
The increase in the Fund's net assets since inception is attributable primarily to appreciation in the value of its portfolio securities and the receipt of net proceeds of approximately $44 million and $71 million from the Fund's August 1991 and April 1998 rights offerings.

     The Fund's principal office is located at 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100.

                  MARKET PRICE AND NET ASSET VALUE INFORMATION

     Shares of the Fund's Common Stock are listed on the NYSE and the PCX under the symbol "ZF." The following table sets forth for the calendar quarters indicated: (i) the high and low net asset value per share of the Fund's Common Stock, (ii) the high and low closing prices per share of the Fund's Common

Stock on the NYSE and (iii) the percentage by which the shares of the Fund's Common Stock traded at a premium over, or discount from, the Fund's high and low net asset values per share.

                   HIGH        HIGH NET      PREMIUM         LOW          LOW NET      PREMIUM
QUARTER ENDED  SALES PRICE*   ASSET VALUE   (DISCOUNT)   SALES PRICE*   ASSET VALUE   (DISCOUNT)
-------------  ------------   -----------   ----------   ------------   -----------   ----------
   3/31/00        $10.44        $12.20        -14.4%        $9.13         $11.26        -19.0%
   6/30/00        $10.00        $12.02        -16.8%        $9.25         $10.99        -15.8%
   9/30/00        $10.38        $11.88        -12.7%        $9.75         $11.15        -12.6%
  12/31/00        $10.38        $11.35         -8.6%        $9.56         $ 9.92         -3.6%
   3/31/01        $10.65        $10.50          1.4%        $9.34         $ 8.40         11.2%
   6/30/01        $10.10        $ 9.55          5.8%        $9.30         $ 8.21         13.3%
   9/30/01        $10.11        $ 8.95         13.0%        $6.85         $ 6.74          1.6%
  12/31/01        $ 8.38        $ 8.13          3.1%        $7.81         $ 7.23          8.0%
   3/31/02

---------------
* As reported by the NYSE.

     The Fund's shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986, and the Fund's Officers cannot predict whether the Subscription Price will be above, at or below the Fund's net asset value per share on the Pricing Date. In June 1987, the Fund established a policy of making quarterly distributions equal to 2.5% of its net asset value (10% on an annualized basis). The Fund's Officers cannot predict whether the Fund's shares of Common Stock in the future will generally trade in the market at a premium above net asset value. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. See "Description of Common Stock -- Repurchase of Shares."

     On                , 2002, the net asset value per share of Common Stock was
$          and the last reported sales price was $          , representing a
               net asset value per share of   %.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's Investment Adviser. The Investment Advisor uses the Sub-Adviser to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. The extent of the Fund's investment in equity securities is determined by the Investment Adviser, primarily utilizing market timing techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. See "Management of the Fund." While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. In an effort to meet the Fund's investment objective, the Fund may use one or more of the following investment methods when such use is deemed appropriate: purchasing and selling, for hedging purposes, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of other closed-end investment companies and foreign issuers; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities. Debt securities which present opportunities for capital appreciation may also be purchased. There is no assurance that the Fund will use any or all of such methods or, whether or not they are used, will achieve its investment objective. The Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares.

INVESTMENT POLICIES

     The Investment Adviser expects that the stocks in the Fund's portfolio will be widely diversified by both industry and the number of issuers. It expects that a majority of the stocks in the Fund's portfolio will be selected from among the 700 largest companies trading on various U.S. stock exchanges. The Investment Adviser then uses a proprietary computer-driven selection model that evaluates and ranks such stocks on the basis of various factors, which may include price-to-book value, price-to-earnings, per share earnings, per share growth rate, price-to-cash flow, cash flow per share growth rate, analysts' projections of future earnings per share growth and revenue per share growth, recent price movements and market capitalization. Various qualitative measures may also be employed.

     In determining the extent of the Fund's investment in equity securities, the Investment Adviser will rely primarily on market timing techniques developed by Dr. Zweig, President of the Sub-Adviser, and his staff. It is expected that the Investment Adviser will make most of the decisions with respect to the extent of the Fund's investment in equity securities based on these techniques. These techniques, which seek to identify the risks and trends in the equity markets at any given time, include general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics and measures of valuation, as well as other market indicators and statistics which the Sub-Adviser believes tend to point to significant trends in the overall performance and the risk of the stock market. These techniques are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, they are intended to be a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to be invested consistent with the major trends of the market. There is no assurance that these market timing techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective.

     The Investment Adviser expects that at least 65% of the Fund's net assets will consist of equity securities, including convertible securities and warrants, with any balance composed of cash, investments in money market instruments, non-convertible debt securities, short sales, security and stock index options and futures contracts and options on futures contracts. However, if the Investment Adviser believes, in its judgment, on the basis of these market timing techniques, that the investment environment is uncertain or unfavorable and justifies a defensive position (during the period of such uncertainty), a substantially lower percentage than 65% of the Fund's net assets, during the existence of such circumstances, may consist of equity securities. If the Investment Adviser so believes that the investment environment is particularly uncertain or unfavorable and justifies such a defensive position, then little, if any, of the Fund's assets, during the existence of such circumstances, may consist of equity securities, with the balance of the Fund's assets held in cash or investments in money market instruments. The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Treasury or U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 or higher by Moody's Investors Service, Inc. ("Moody's"), commercial paper not rated but issued by companies that have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P and certificates of deposit, bankers' acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.

     The Fund may also invest in bonds or other forms of debt instruments that appear to present opportunities for capital appreciation through anticipated or potential decreases in interest rates or market recognition of improved creditworthiness. These instruments may include U.S. Government Securities, as well as other bonds or forms of fixed-income securities. The Investment Adviser will select debt securities primarily on the basis of certain monetary analysis techniques and indicators. Non-convertible debt securities other than U.S. Government Securities will be limited to those that are rated, as of the date of purchase, among the four highest rating categories of Moody's (Aaa, Aa, A and Baa for bonds) or S&P (AAA, AA, A and BBB for bonds) or, if not rated by either of them, determined by the Investment Adviser to be of comparable quality. The Fund does not currently own, and has no current plans to acquire, any bonds which are rated Baa or lower by Moody's or BBB or lower by S&P.

SPECIAL INVESTMENT METHODS

     The Fund may use some or all of the following special investment methods where their use appears appropriate to the Investment Adviser. No assurance can be given that the Fund will use any or all of such investment methods or, if used, that their use will achieve its investment objective. The investment methods described below are subject to, and should be read in conjunction with, the discussion under "Investment Restrictions" and "Investment Objective and Policies" in the SAI. The restrictions set forth under "Investment Restrictions" are fundamental, and thus may be changed only with the approval of a majority of the Fund's outstanding voting securities.

  Futures Contracts and Related Options.

     The Fund may purchase and sell stock index futures contracts and futures contracts based upon interest rates and other financial instruments, and purchase options on such contracts. The Fund will not write options on any futures contracts. Such investments may be made by the Fund for the purpose of hedging against the effect that changes in general market conditions and conditions affecting particular industries may have on the values of securities held in the Fund's portfolio, or which the Fund intends to purchase.

     In general, the Fund may establish short positions in (sell) futures contracts to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities. For example, when the Fund anticipates a general market or market sector decline that may adversely affect the market value of the Fund's portfolio securities, it may establish short positions in stock index futures contracts.

     Where the Fund anticipates a significant market or market sector advance, establishing long positions in (purchasing) stock index futures contracts ("long hedge") affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such long hedges would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of stock index futures contracts which is comparable to the amount of stock purchased may be terminated by offsetting closing sales transactions.

     There are certain risks associated with the use of futures contracts and related options. The low margin normally required in such trading provides a large amount of leverage. Thus, a relatively small change in the price of a contract can produce a disproportionately large profit or loss, and the Fund may gain or lose substantially more than the initial margin on a trade. Although the Fund intends to purchase or sell futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. In addition, there may be an imperfect correlation between the price movements of the futures contracts and price movements of the portfolio securities being hedged.

  Security and Stock Index Options.

     The Fund may purchase and write listed put and call options on securities and on stock indexes that are traded on U.S. securities exchanges at such times as the Investment Adviser deems appropriate and consistent with the Fund's investment objective. In general, the Fund may purchase or write such options to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities, or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance.

  Borrowing.

     The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowings from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase transactions when its shares are trading at a discount of 10% or more from their net asset value. See "Description of Common
Stock -- Repurchase of Shares." Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

     Borrowing for investment and to finance share repurchase transactions increases both investment opportunity and investment risk. Since substantially all of the Fund's assets will fluctuate in value, but the obligation resulting from the borrowing is relatively fixed, the Fund's shares will increase in value more when the Fund's assets increase in value and decrease more when the Fund's assets decrease in value than would otherwise be the case. In addition, the cost of borrowing may exceed the income or gain on any securities purchased with the funds borrowed, in which case the Fund's net asset value will decline.

  Closed-end Investment Companies.

     The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund's investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund's net assets.

  Exchange Traded Funds.

     The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds ("ETFs"). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the Nasdaq-100 Index Tracking Stock (QQQ), Standard & Poor's Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETF's as determined from time to time by the Investment Adviser.

  Foreign Securities.

     The Fund may invest up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

     Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. The foreign markets also have different clearance and settlement procedures. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize or liquidate its investment in such securities. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

  Short Sales.

     The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

     When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian.

     The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.

     In addition to the short sales described above, the Fund may make short sales "against-the-box." A short sale "against-the-box" is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against-the-box are not subject to the collateral requirements described above or the percentage limitations on short sales described above.

  Lending Portfolio Securities.

     The Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund's net assets. If a borrower becomes bankrupt or defaults on its obligation to return the loaned security, delays or losses could result.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following discusses certain matters that should be considered, among others, in connection with the Offer.

DILUTION -- NET ASSET VALUE AND NON-PARTICIPATION IN THE OFFER

     Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Pricing Date or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund's net asset value on the Pricing Date is
$     per share (the net asset value per share on             , 2002) and (iii)
the Subscription Price is $     per share (95% of the last reported sale price
per share on the NYSE on             , 2002), then the Fund's net asset value
per share would be reduced by approximately $     per share or      %.

LEVERAGE AND BORROWING

     As discussed above under "Investment Objectives and Policies -- Special Investment Methods," the Fund is authorized to borrow. The Fund currently does not have any intention to borrow money. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

CERTAIN INVESTMENT STRATEGIES

     The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Zweig, President of the Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. There is no assurance that these market timing techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective of capital appreciation.

     In addition, although the Investment Adviser may use one or more of the special investment methods discussed above under "Investment Objectives and Policies -- Special Investment Methods" to further the Fund's investment objective of capital appreciation and/or reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that any or all of these investment methods will be used or, if used, will achieve either or both of these results. These methods may subject an investor in the Fund to greater than average risks and costs.

DISCOUNT FROM NET ASSET VALUE

     The Fund's shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. The Fund cannot predict whether its Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund's net asset value. See "Market Price and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the SAI.

DISTRIBUTIONS

     The Fund's policy is to make quarterly distributions equal to 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, the Fund's net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. See "Distributions; Distribution Reinvestment and Cash Purchase Plan" for a discussion of the Fund's distribution policy.

ANTI-TAKEOVER PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

     These provisions could have the effect of limiting shareholders' opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Common Stock -- Special Voting Provisions."

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund's Board of Directors. For certain information regarding the Directors and Officers of the Fund, see "Management -- Directors and Officers" in the SAI.

INVESTMENT ADVISER AND SUB-ADVISER

     The Investment Adviser, Phoenix/Zweig Advisers LLC, is a New York limited liability company, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser became the Fund's investment adviser on January 1, 2000, following the acquisition of Zweig Advisors Inc., the Fund's former investment adviser, Zweig/Glaser Advisers, the Fund's former administrator, and Zweig Securities Corp. by Phoenix Investment Partners, Ltd. on March 1, 1999. The Investment Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc., an NYSE-listed company. Phoenix/Zweig Advisers LLC and Phoenix Investment Partners, Ltd. are registered with the Commission under the Investment Advisers Act of 1940, as amended. As of December 31, 2001, Phoenix Investment Partners, Ltd. had approximately $52 billion in assets under management through its investment partners.

     Pursuant to an investment advisory agreement dated March 1, 1999 (the "Investment Advisory Agreement"), the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Board of Directors, except to the extent these services are provided by an administrator hired by the Fund. The Investment Adviser may consider analyses from various other sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser. Under a services agreement (the "Sub-Advisory Agreement") with the Investment Adviser, the Sub-Adviser, Zweig Consulting LLC, performs asset allocation research and analysis and provides advice thereon to the Investment Adviser. The extent of the Fund's investment in equity securities is determined by the Investment Adviser, primarily utilizing market timing techniques developed by Dr. Martin Zweig, President of the Sub-Adviser, and his staff.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.85% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund accrued investment advisory fees of $4,448,708, $5,774,100 and $6,052,325, respectively.

     PXP Securities Corp. or any other brokerage affiliate (the "Brokerage Affiliate") may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with a Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

DR. MARTIN E. ZWEIG

     Dr. Zweig, the President of the Fund and the Sub-Adviser, has been in the business of providing investment advisory services for over 28 years. Dr. Zweig and his associates determine asset allocation strategies to assist the Investment Adviser in its management of the Fund. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio managers of the Investment Adviser select the specific securities for the Fund.

PORTFOLIO MANAGERS

     The Investment Adviser's day-to-day stock selections for the Fund are made by Mr. Jeffrey Lazar, and day-to-day bond selections for the Fund are made by Mr. Carlton Neel.

     Mr. Lazar is an Executive Vice President of the Fund. He has been making day-to-day stock selections for the Fund and The Zweig Total Return Fund, Inc. since January 1995. Mr. Lazar, who is a Senior Vice President of the Investment Adviser, has been with the Investment Adviser since 1999 and was previously with Zweig Advisors Inc. since 1986.

     Mr. Neel has been making day-to-day bond selections for the Fund since July 1995. He is also the portfolio manager for The Zweig Total Return Fund, Inc. and several series of Phoenix-Zweig Trust. Mr. Neel, who is a Senior Vice President of the Investment Adviser, has been with the Investment Adviser since 1999 and was previously with Zweig Advisors Inc. Prior to joining Zweig Advisors Inc. in 1995, Mr. Neel was a Vice President with J.P. Morgan & Co., Inc.

INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser's liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund's Common Stock, expenses in connection with the Fund's Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund's Common Stock for sale under Federal and state securities laws, expenses of obtaining and maintaining stock exchange listings of the Fund's Common Stock, expenses of printing and distributing reports, prospectuses, shareholder notices and proxy materials, expenses of corporate data processing and related services, shareholder record-keeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and disbursements of the Fund's Administrator, transfer agents, custodians and subcustodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the Administration Agreement.

     The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days' prior written notice at the option of either party thereto or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

     The Investment Advisory Agreement provides that the Fund may use "Zweig" as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word "Zweig", and the Fund will thereafter not transact business in a corporate name using the word "Zweig" in any form or combination whatsoever. Phoenix Investment Partners, Ltd. has obtained, pursuant to an agreement, an exclusive worldwide license to use the word "Zweig" with respect to its investment advisory business.

SUB-ADVISORY AGREEMENT

     The Sub-Advisory Agreement sets forth the services to be provided by and the fees to be paid to the Sub-Adviser. The Sub-Adviser has been engaged by the Investment Adviser to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser at a level and in a manner consistent with the practices of the Sub-Adviser and the Investment Adviser prior to the Acquisition. Pursuant to the Sub-Advisory Agreement, the services are rendered by Dr. Zweig and his designated research associates on behalf of the Sub-Adviser.

     For services provided by the Sub-Adviser to the Fund, The Zweig Total Return Fund, Inc. and Phoenix-Zweig Trust under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser an annual consulting fee of up to $2,500,000, payable monthly.

     The Sub-Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days' prior written notice at the option of the Fund's Board of Directors or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

ADMINISTRATOR

     The Administrator, Phoenix Equity Planning Corporation, serves as the Fund's administrator pursuant to an assignment by Zweig/Glaser Advisers of the administration agreement dated March 1, 1999 (the "Administration Agreement"). The Administrator generally assists in the administration of the Fund's day-to-day corporate affairs, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statement, quarterly and annual shareholder reports, assists in the preparation of Commission Reports and responds to shareholder inquiries.

     The Fund pays the Administrator a monthly fee computed at an annual rate of 0.13% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund accrued administrative fees of $680,390, $883,098 and $925,676.

        DISTRIBUTIONS; DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

     The Fund's policy is to distribute to shareholders on a quarterly basis 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, the Fund's net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. The Fund may retain for reinvestment and pay Federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any, although the Fund reserves the authority to distribute such excess in any year. Since the Fund's inception, the Fund has distributed such excess. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. In calculating the amount of each quarterly distribution, the Fund's net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.

     In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

     Shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe, as dividend paying agent. Pursuant to the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

     If the Directors of the Fund declare a distribution payable either in shares or in cash, as shareholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares, determined as follows: Whenever the market price of the shares on the record date for the distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the closing market price of the shares on the NYSE on the previous trading day. If the shares' net asset value at such time exceeds their market price or if the Fund should declare a distribution payable only in cash, EquiServe, as agent for the participants, will buy shares on the NYSE or elsewhere in the open market, for the participants' accounts. If, before EquiServe has completed its purchases, the market price exceeds the shares' net asset value, EquiServe is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price. EquiServe will apply all cash received as a distribution to purchase shares on the open market as soon as practicable after the payment date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

     Participants in the Plan have the option of making additional cash payments monthly to EquiServe for investment in the Fund's shares. Such payments may be made in any amount from $100 to $3,000. EquiServe will use all such payments received from participants to purchase shares on the open market on or about the fifteenth day of each month (or the closest business day thereto, if a weekend or holiday). To avoid unnecessary cash accumulations and also to allow ample time for receipt and processing by EquiServe, it is suggested that participants send voluntary cash payments to EquiServe by the fifth day of the month for which a voluntary purchase is desired. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

     EquiServe maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting distributions or voluntary cash payments. EquiServe's fees for handling reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to EquiServe's open market purchases in connection with the reinvestment of distributions as well as from voluntary cash payments. With respect to purchases from voluntary cash payments, EquiServe will charge each participant a pro-rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as EquiServe will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. EquiServe may use its affiliates and/or affiliates of the Investment Adviser for all trading activity relative to the Plan on behalf of Plan participants. Such affiliates will receive a commission in connection with such trading transactions.

     If a shareholder desires to discontinue his or her participation in the Plan, the shareholder may either (i) request EquiServe to sell part or all of the shares in the account and remit the proceeds to the shareholder, net of any brokerage commissions, or (ii) ask EquiServe for a certificate for the number of full shares in his or her account, along with a check in payment for any fractional shares.

     Although many brokers do participate in the Plan on behalf of their customers, a participant in the Plan who does change his or her broker may not be able to transfer the shares to another broker and continue to participate in the Plan.

     The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such distributions.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by EquiServe, with the Fund's prior written consent, on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to EquiServe Trust Co., N.A., P.O. Box 43010, Providence, RI 02940-3010.

                          DESCRIPTION OF COMMON STOCK

     The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, par value $0.10 per share, of which 61,834,947 shares were outstanding as of March 7, 2002. The Shares, when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of Common Stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of Common Stock will not be able to elect any directors. The Fund's outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE and PCX under the symbol "ZF."

     The Fund has no present intention of offering additional shares beyond this Offering, except that additional shares may be issued under the Distribution Reinvestment and Cash Purchase Plan. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shareholders.

REPURCHASE OF SHARES

     The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value, and the Fund may incur debt to refinance share repurchase transactions. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares), by a tender offer open to all the Fund's shareholders or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner or on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see "Investment Restrictions" in the SAI).

     When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

     The Fund currently has no established tender offer program, and no established schedule for considering tender offers. No assurance can be given that the Board of Directors will decide to undertake any such tender offers in the future or, if undertaken, that they will reduce any market discount.

     Any acquisition of shares by the Fund (whether through a share repurchase or a tender offer) will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on such borrowings will reduce the Fund's net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase or tender offer, such liquidation might be at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund's portfolio turnover and make it more difficult for the Fund to achieve its investment objective.

SPECIAL VOTING PROVISIONS

     The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the "Charter Documents") that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

     Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of two-thirds of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote or consent of the holders of two-thirds of the outstanding Shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, to amend certain of the provisions of the Charter Documents or generally to authorize any of the following transactions:

          (i) a merger or consolidation of the Fund with or into any other corporation;

          (ii) the issuance of any securities of the Fund to any person or entity for cash;

          (iii) the sale, lease or exchange of all or any substantial part of the Fund's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such two-thirds vote would not be required when, under certain conditions, the Board of Directors, in accordance with the Fund's Articles of Incorporation, approves the transaction. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information."

     The provisions of the Charter Documents described above and the Fund's right to repurchase its shares could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Shares" above.

                                    TAXATION

FEDERAL TAXATION OF THE FUND AND ITS DISTRIBUTIONS

     The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund's capital gain distributions will be taxable as capital gain to such shareholders. For non-corporate U.S. shareholders, the Fund's capital gains distributions will be taxable at a maximum marginal Federal income tax rate of 20%. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the Federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see "Taxation" in the SAI.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OFFER

     The following discussion describes certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who would be subject to U.S. Federal income tax upon the sale or exchange of Common Stock acquired upon the exercise of Rights ("U.S. Shareholders"). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. Additionally, this summary does not specifically address the U.S. Federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. Federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

     U.S. Shareholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis will be allocated to such Rights, and such Shareholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

     The tax basis of a U.S. Shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

     A U.S. Shareholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). Upon a sale or exchange of the Common Stock so acquired, the Shareholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the U.S. Shareholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term or long-term, depending on the length of the U.S. Shareholder's holding period for such Common Stock. However, it currently appears that any loss recognized upon the sale of shares of Common Stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the U.S. Shareholder with respect to such shares, and a loss may be disallowed under wash sale rules to the extent that the U.S. Shareholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the day after the date of exercise of the Rights.

     A U.S. Shareholder may be subject to backup withholding at the rate of 30% with respect to Fund distributions and gross proceeds from the sale or exchange of Common Stock (if the Fund is the payor) unless such U.S. Shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates and/or certifies this fact, or (b) provides a correct taxpayer identification number, along with certain required certifications, and otherwise complies with applicable requirements of the backup withholding rules. U.S. Shareholders who choose to transfer their Common Stock and who do not provide the appropriate withholding agent with their correct taxpayer identification number in the manner required may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under these rules is not an additional tax; it will be creditable against the U.S. Shareholder's U.S. Federal income tax liability.

     This summary is not intended to be, nor should it be, construed as legal or tax advice to any current holder of Common Stock. Further, because the U.S. Federal income tax consequences of the Offer may vary depending upon the particular circumstances of each shareholder of the Fund and other facts, and because this summary is not exhaustive of all possible U.S. Federal income tax considerations (such as situations involving taxpayers who are dealers in securities or whose functional currency is not the U.S. dollar), the Fund's shareholders are urged to consult their own tax advisors to determine the U.S. Federal income tax consequences to them of the Offer and their ownership of Rights and Common Stock. In addition, such shareholders are urged to consult their own tax advisors in determining the U.S. state and local tax consequences to them of the Offer and such ownership. See "Taxation" in the SAI.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     The Bank of New York, One Wall Street, New York, New York 10286, serves as the Fund's custodian. EquiServe Trust Co., N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010, serves as the Fund's dividend paying agent, transfer agent and registrar.

                                    EXPERTS

     The financial statements of the Fund for the year ended December 31, 2001, and the financial highlights included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, New York, New York, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

     The validity of the Shares under Maryland law will be passed on for the Fund by Venable, Baetjer & Howard, LLP, Baltimore, Maryland. Certain other matters may be passed on for the Fund by Rosenman & Colin LLP, New York, New York, which serves as counsel to the Fund.

                              FURTHER INFORMATION

     Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal years ended December 31, 2000 and December 31, 2001 are included in the Fund's annual reports to shareholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such information is available for inspection at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549. Copies of such information are obtainable, by mail, upon payment of the Commission's customary charges, by writing to the Commission's principal office at 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a web site (http://www.sec.gov) that contains periodic reports, proxy statements and other information regarding registrants that file documents electronically with the Commission. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies...........................    3
Investment Restrictions.....................................    8
Management..................................................   10
Expenses....................................................   15
Portfolio Transactions and Brokerage........................   15
Net Asset Value.............................................   16
Taxation....................................................   17
Independent Accountants.....................................   20
Principal Shareholders......................................   21
Financial Statements........................................  F-1

                             SUBJECT TO COMPLETION

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell its shares of Common Stock until the registration statement relating to them filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                     PART B

                              THE ZWEIG FUND, INC.
                     900 THIRD AVENUE, NEW YORK, N.Y. 10022

                                ---------------

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a Prospectus and
should be read in conjunction with the Fund's Prospectus dated           , 2002
(the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information
Agent,           . Banks and Brokers should call (     )        collect, and all
other shareholders should call (     )        . The address of the Fund is 900
Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. This SAI incorporates by reference the entire Prospectus. Defined terms used herein have the same meaning as provided in the Prospectus. The date
of this SAI is           , 2002.

                             ---------------------

                               TABLE OF CONTENTS

Investment Objective and Policies...........................      3
Investment Restrictions.....................................      8
Management..................................................     10
Expenses....................................................     15
Portfolio Transactions and Brokerage........................     15
Net Asset Value.............................................     16
Taxation....................................................     17
Independent Accountants.....................................     20
Principal Shareholders......................................     21
Financial Statements........................................    F-1

                       INVESTMENT OBJECTIVE AND POLICIES

     The following describes certain investment strategies which the Investment Adviser may use for the Fund, each of which may involve certain special risks. No assurance can be given that the Fund's use of any or all of such investment strategies will achieve its investment objective.

FUTURES CONTRACTS AND RELATED OPTIONS

     Upon entering into a futures contract, the Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 2% to 5% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that the futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

     Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     While futures contracts based on securities provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

     There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged.

     If the price of the futures contracts moves less than the price of the securities hedged, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities which are the subject of the hedge.

     To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities have been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the futures contracts.

     It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

     Where futures are purchased to hedge against a possible increase in the cost of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction over a very short period of time.

     The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

     Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. The Fund does not intend to devote more than 5% of its net assets as initial margin or option premiums for futures transactions.

SECURITY AND STOCK INDEX OPTIONS

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

     The premium paid by the Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by the Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

     In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

CLOSED-END INVESTMENT COMPANIES

     When the Fund invests in other closed-end investment companies, the investments made by such other investment companies will be effected by independent investment managers, and the Fund will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which the Fund may invest could also incur more risks than would be the case for direct investments made by the Fund. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which the Fund invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

     By investing in investment companies indirectly through the Fund, a shareholder of the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. Pursuant to the Fund's investment restrictions and current law, the Fund will not (i) own more than 3% of the voting securities of any one investment company; (ii) invest more than 5% of its assets in the securities of any one investment company; or (iii) invest more than 10% of its assets in securities issued by other investment companies.

FOREIGN SECURITIES

     The Fund may invest up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

     Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio and might adversely affect the Fund's performance. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund's ability to realize or liquidate its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of the U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

     Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

     Pursuant to the provisions of Rule 17f-5 under the 1940 Act, the Fund's Board of Directors has delegated to the Fund's Custodian, The Bank of New York, as the Fund's Foreign Custody Manager, the responsibilities for selecting and monitoring any foreign custodians that may be used in connection with the Fund's investments in foreign securities. Pursuant to and subject to the terms and conditions of the Foreign Custody Manager Agreement between The Bank of New York and the Fund, The Bank of New York will, among other things, (i) determine that the assets held by foreign custodians are subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such foreign custodian operates, (ii) determine that the foreign custodial arrangements are governed by a written contract that provides reasonable care for the Fund's assets based on such standards, (iii) establish a system to monitor the appropriateness of maintaining the Fund's assets with a particular foreign custodian and any material changes in such contract, and (iv) report to the Fund's Board of Directors with respect to the Fund's foreign custodial arrangements.

SHORT SALES

     The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

     When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian. The Fund may have to pay a premium to borrow the security. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale.

     In addition to the short sales described above, the Fund may make short sales "against-the-box." A short sale "against-the-box" is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against-the-box are not subject to the collateral requirements described above or the percentage limitations on short sales described below.

     The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental policies, which cannot be changed without the approval of the holders of a majority of its outstanding voting securities (as defined under "Investment Objective and Policies" in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

          1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

          2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.

          3. Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

          4. Invest more than 5% of its total assets in securities of issuers that, at the time of purchase, have a record, together with predecessors, of less than three years of continuous operation. This investment restriction does not apply to investments in U.S. Government Securities.

          5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the Fund's total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund's total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of any other investment company's securities.

          6. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

          7. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; provided that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

          8. Purchase any securities on margin, except that the Fund may make margin deposits in connection with any futures contracts or any options it may purchase or write. Effecting short sales, to the extent permitted by paragraph 12 below, does not constitute a margin purchase for purposes of this investment restriction.

          9. Make loans of money, except that the Fund may purchase publicly distributed debt obligations consistent with its investment objective and policies, and the Fund may make loans of portfolio securities; provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned; and provided further that immediately after giving effect to any such loan, the aggregate amount of all outstanding loans of securities does not exceed 20% of the current market value of the Fund's net assets.

          10. Borrow money, except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets at the time the loan is made; or (ii) in an amount not greater than 20% of the Fund's net assets; provided that the Fund maintains asset coverage of 300% with respect to such borrowings.

          11. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph 10 above. (For the purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, writing of stock options and collateral arrangements with respect to margin for futures contracts or related options are not deemed to be a pledge of assets; and neither such arrangements nor the purchase or sale of futures contracts or purchases of related options are deemed to be the issuance of a senior security.)

          12. Make any short sales of securities, unless, if, at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund's net assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets, (iii) the market value of all securities sold short of any one issuer does not exceed 2% of the Fund's net assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales "against-the-box."

          13. Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

          14. Invest more than 10% of the Fund's total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

          15. Purchase or sell commodities or futures contracts or options on commodity or futures contracts, except if: (i) the purchase or sale of futures contracts or options thereon is to hedge the Fund's existing portfolio of securities, or to anticipate a market or market sector advance; and (ii) the Fund creates, at the time of its purchase of a futures contract, a segregated account with its Custodian consisting of cash, U.S. Government Securities or other appropriate high-grade debt obligations in an amount equal to the total market value of such contract, less the amount of initial margin for such contract.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The names and addresses of the Directors and Officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                            DISINTERESTED DIRECTORS

                                             TERM OF             NUMBER OF
                                           OFFICE AND        PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S)
NAME (AGE) ADDRESS                          LENGTH OF         COMPLEX OVERSEEN    DURING PAST 5 YEARS AND OTHER
AND POSITION(S) WITH FUND                  TIME SERVED          BY DIRECTOR            DIRECTORSHIPS HELD
-------------------------              -------------------   ------------------   -----------------------------
Charles H. Brunie (71)                 Term: Until 2003.             2            Director, The Zweig Total
  Brunie Associates                    Served since: 1998.                        Return Fund, Inc. (since
  600 Third Avenue,                                                               1988). Chairman, Brunie
  17th Floor                                                                      Associates (investments)
  New York, NY 10016                                                              (since April 2001);
  Director                                                                        Oppenheimer Capital (1969-
                                                                                  2000). Chairman Emeritus,
                                                                                  Board of Trustees, Manhattan
                                                                                  Institute (since 1990).
                                                                                  Trustee, Milton and Rose D.
                                                                                  Friedman Foundation for
                                                                                  Vouchers (since 1999).
Elliot S. Jaffe (75)                   Term: Until 2002.             2            Chairman and Chief Executive
  30 Dunnigan Drive                    Served since: 1988.                        Officer of The Dress Barn,
  Suffern, NY 10901                                                               Inc. (since 1963). Director,
  Director                                                                        The Zweig Total Return Fund,
                                                                                  Inc. (since 1988); Citigroup
                                                                                  Funds (since 1990); National
                                                                                  Retail Federation (since
                                                                                  1994); Stamford Hospital
                                                                                  Foundation (since 1997).
                                                                                  Member, Board of Overseers of
                                                                                  The School of Arts and
                                                                                  Sciences, University of
                                                                                  Pennsylvania (since 1998);
                                                                                  Trustee, Teachers College,
                                                                                  Columbia University (since
                                                                                  1996).
Wendy Luscombe (50)                    Term: Until 2002.             2            Principal, WKL Associates,
  c/o Phoenix/Zweig                    Served since: 2001.                        Inc. (investment management)
  Advisers LLC                                                                    (since 1994). Fellow, Royal
  900 Third Avenue                                                                Institution of Chartered
  New York, NY 10022                                                              Surveyors. Member, Chartered
  Director                                                                        Institute of Arbitrators.
                                                                                  Director, Amadeus Vision
                                                                                  Capital, plc (since 1999);
                                                                                  Endeavour Real Estate
                                                                                  Securities, Ltd. (since
                                                                                  2000); The Zweig Total Return
                                                                                  Fund, Inc. (since 2001); PXRE
                                                                                  Corp. (reinsurance) (since
                                                                                  1994).

                                             TERM OF             NUMBER OF
                                           OFFICE AND        PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S)
NAME (AGE) ADDRESS                          LENGTH OF         COMPLEX OVERSEEN    DURING PAST 5 YEARS AND OTHER
AND POSITION(S) WITH FUND                  TIME SERVED          BY DIRECTOR            DIRECTORSHIPS HELD
-------------------------              -------------------   ------------------   -----------------------------
Alden C. Olson (73)                    Term: Until 2004.             2            Director of The Zweig Total
  2711 Ramparte Path                   Served since: 1996.                        Return Fund, Inc. (since
  Holt, MI 48842                                                                  1996). Currently retired.
  Director                                                                        Chartered Financial Analyst
                                                                                  (since 1964). Professor of
                                                                                  Financial Management,
                                                                                  Investments at Michigan State
                                                                                  University (1959 to 1990).
James B. Rogers, Jr. (59)              Term: Until 2003.             2            Private investor (since
  352 Riverside Drive                  Served since: 1986.                        1980). Chairman, Beeland
  New York, NY 10025                                                              Interests (Media and
  Director                                                                        Investments) (since 1980).
                                                                                  Regular Commentator on CNBC
                                                                                  (1992-1998). Author of
                                                                                  "Investment Biker: On the
                                                                                  Road with Jim Rogers" (1994).
                                                                                  Visiting Professor, Columbia
                                                                                  University (1983-1998).
                                                                                  Columnist, WORTH Magazine
                                                                                  (since 1995). Director, The
                                                                                  Zweig Total Return Fund, Inc.
                                                                                  (since 1988); Emerging
                                                                                  Markets Brewery Fund (since
                                                                                  1993); Levco Series Trust 2
                                                                                  portfolios (since 1996).

                              INTERESTED DIRECTOR

                                             TERM OF             NUMBER OF
                                           OFFICE AND        PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S)
NAME (AGE) ADDRESS                          LENGTH OF         COMPLEX OVERSEEN    DURING PAST 5 YEARS AND OTHER
AND POSITION(S) WITH FUND                  TIME SERVED          BY DIRECTOR            DIRECTORSHIPS HELD
-------------------------              -------------------   ------------------   -----------------------------
Martin E. Zweig (59)*                  Term: Until 2004.             9            President, Zweig Consulting
  900 Third Avenue                     Served since: 1986.                        LLC (investment management)
  New York, NY 10022                                                              (since 1999). President,
  Chairman and President                                                          Phoenix-Zweig Trust (since
                                                                                  1986) and Phoenix-Euclid
                                                                                  Funds (since 1998). Chairman
                                                                                  of the Board and President of
                                                                                  The Zweig Total Return Fund,
                                                                                  Inc. (since 1988). Managing
                                                                                  Director, Zweig-DiMenna
                                                                                  Associates LLC (investment
                                                                                  management) (since 1995).
                                                                                  President, Zweig-DiMenna
                                                                                  International Managers, Inc.,
                                                                                  Zweig-DiMenna Associates,
                                                                                  Inc. and Gotham Advisors,
                                                                                  Inc. Shareholder, Watermark
                                                                                  Securities, Inc. Director and
                                                                                  President, Zweig Total Return
                                                                                  Advisors, Inc. and Zweig
                                                                                  Advisors Inc. (until 1999).
                                                                                  Chairman, Zweig/Glaser
                                                                                  Advisers and Euclid Advisors
                                                                                  LLC (until 1999). Member,
                                                                                  Undergraduate Executive Board
                                                                                  of The Wharton School,
                                                                                  University of Pennsylvania.
                                                                                  Trustee, Manhattan Institute.

                         OFFICERS WHO ARE NOT DIRECTORS

                                             TERM OF             NUMBER OF
                                           OFFICE AND        PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S)
NAME (AGE) ADDRESS                          LENGTH OF         COMPLEX OVERSEEN    DURING PAST 5 YEARS AND OTHER
AND POSITION(S) WITH FUND                  TIME SERVED          BY DIRECTOR            DIRECTORSHIPS HELD
-------------------------              -------------------   ------------------   -----------------------------
Jeffrey Lazar (42)                     Served since: 1987.                        Vice President, Phoenix/
  900 Third Avenue                                                                Zweig Advisers LLC (since
  New York, NY 10022                                                              1999). Executive Vice
  Executive Vice President                                                        President and Treasurer, The
  and Treasurer                                                                   Zweig Total Return Fund, Inc.
                                                                                  (since 1988). Director, Zweig
                                                                                  Funds 2 portfolios (until
                                                                                  1999). Vice President and
                                                                                  Treasurer, Zweig Total Return
                                                                                  Advisors Inc. (until 1999);
                                                                                  Zweig Advisors Inc. (until
                                                                                  1999).

                                             TERM OF             NUMBER OF
                                           OFFICE AND        PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S)
NAME (AGE) ADDRESS                          LENGTH OF         COMPLEX OVERSEEN    DURING PAST 5 YEARS AND OTHER
AND POSITION(S) WITH FUND                  TIME SERVED          BY DIRECTOR            DIRECTORSHIPS HELD
-------------------------              -------------------   ------------------   -----------------------------
Christopher M. Capano (34)             Served since: 1996.                        Investment Professional,
  900 Third Avenue                                                                Phoenix/Zweig Advisers LLC
  New York, NY 10022                                                              (since 1994). Vice President,
  Vice President                                                                  The Zweig Total Return Fund,
                                                                                  Inc. (since 1996).
Nancy J. Engberg (45)                  Served since: 2000.                        Vice President and Counsel,
  56 Prospect Street                                                              Phoenix Investment Partners,
  Hartford, CT 06115                                                              Ltd. (since 1999). Counsel,
  Secretary                                                                       Phoenix Home Life Mutual
                                                                                  Insurance Company (1994 to
                                                                                  1999). Secretary, The Zweig
                                                                                  Total Return Fund, Inc.
                                                                                  (since 2000).

---------------
* Director considered to be an "interested person," as that term is defined in the 1940 Act. Dr. Zweig is considered an interested person because, among other things, he is an officer of the Fund.

     The Fund's Board of Directors has appointed a standing Audit Committee and Nominating Committee. The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Audit Committees are set forth in the Audit Committee Charter. The Audit Committee assists the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee of the Board of Directors will normally meet two times during each full fiscal year with representatives of the independent auditors to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Audit Committee, Messrs. Jaffe and Olson and Ms. Luscombe, are "independent" within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees. The Fund's Audit Committee held two meetings during the year ended December 31, 2001.

     Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors. The Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Shareholders are required to submit a biography of the recommended candidate to the Secretary of the Fund. The Fund does not have a standing compensation committee. The Fund's Nominating Committee held one meeting during the year ended December 31, 2001. All of the Directors attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during fiscal year 2001.

     The Board of Directors, including a majority of the Disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement. Both the Investment Advisory Agreement and the Sub-Advisory Agreement were approved to be continued until March 1, 2003 at a meeting of the Directors held on February 13, 2002. In its deliberations concerning the continuance of the Investment Advisory Agreement and Sub-Advisory Agreement, the Directors considered, among other things, the nature, quality and extent of services rendered by the Investment Adviser and Sub-Adviser, alternatives to the Fund's advisory fee structure and a comparison of the Fund's advisory fee structure, performance, operating expenses and expense ratio with those of other investment companies.

DIRECT OWNERSHIP OF SECURITIES

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Zweig Fund Complex (as defined below under "Executive Compensation") is set forth below.

                                                    AGGREGATE DOLLAR RANGE
                        DOLLAR RANGE OF EQUITY       OF EQUITY SECURITIES
                       SECURITIES IN THE FUND(1)   IN THE ZWEIG FUND COMPLEX
                       -------------------------   -------------------------
Charles H. Brunie           Over $100,000              Over $100,000
Elliot S. Jaffe         $50,001 - $100,000(2)          Over $100,000
Wendy Luscombe              $1 - $10,000             $10,001 - $50,000
Alden C. Olson            $10,001 - $50,000          $10,001 - $50,000
James B. Rogers, Jr.      $10,001 - $50,000          $10,001 - $50,000
Martin E. Zweig             Over $100,000              Over $100,000

---------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by its Directors and reflects ownership as of December 31, 2001. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. Fractional shares are rounded off to the nearest whole share. The Directors and Officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

(2) Does not include 10,000 Fund shares held by Mr. Jaffe's wife, as to which he disclaims beneficial ownership.

EXECUTIVE COMPENSATION

     The aggregate compensation paid to each of the Directors for the year ended December 31, 2001 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Zweig Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Zweig Fund Complex with respect to which any of the Directors serves as a director or trustee are set forth below. The Fund does not pay any fees to, or reimburse expenses of, its Director who is considered an "interested person" of the Fund. Neither the Fund nor any other fund in the Zweig Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                       TOTAL COMPENSATION FROM
                                              AGGREGATE COMPENSATION   THE ZWEIG FUND COMPLEX,
NAME OF DIRECTOR                                  FROM THE FUND          INCLUDING THE FUND
----------------                              ----------------------   -----------------------
Charles H. Brunie...........................         $17,500                   $35,000
Elliot S. Jaffe.............................         $17,500                   $35,000
Wendy Luscombe..............................         $17,500                   $35,000
Alden C. Olson..............................         $19,000                   $38,000
James B. Rogers, Jr.........................         $17,500                   $35,000
Martin E. Zweig.............................         $     0                   $     0

LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY

     The Fund's Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or Officer of the Fund only if he is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation does not apply to claims against Directors or Officers arising out of their responsibilities under the Federal securities laws. The Fund's Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director's or Officer's duty of care or other breach of duty or responsibility.

CODE OF ETHICS

     The Fund, the Investment Adviser and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Copies of the codes of ethics are attached to the Registration Statement, of which this Statement of Additional Information is a part, as Exhibits (r)(1), (r)(2) and (r)(3).

                                    EXPENSES

     For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund's expenses amounted to $6,239,545, $7,600,333 and $7,976,363, respectively.

     Expenses of the Offer will be charged to capital. The Fund's annual expense ratio was 1.19%, 1.12% and 1.12% of the Fund's average net assets for the fiscal years ended December 31, 2001, 2000 and 1999, respectively.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In the purchase and sale of portfolio securities for the Fund, the Investment Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Adviser for its use. The Investment Adviser is also authorized to place orders with brokers who provide supplemental investment, market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution for the same order. Brokerage may be allocated entirely on the basis of net results to the Fund, including the difficulty of the order and the reputation of the broker-dealer. Research and analysis received by the Investment Adviser may benefit the Investment Adviser, the Sub-Adviser and their respective affiliates in connection with their services to other clients, as well as the Fund. Subject to the foregoing, the Fund may effect a portion of its securities transactions through affiliated broker-dealers of the Investment Adviser, including PXP Securities Corp. In accordance with the provisions of Rule 17e-1 under the 1940 Act, the Fund's Board of Directors has adopted certain procedures which are designed to provide that brokerage commissions paid to PXP Securities Corp. and any other affiliated broker-dealers are reasonable and fair as compared to the brokerage commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. The Fund, however, has no obligation to deal with PXP Securities Corp. or any other broker-dealer in effecting portfolio transactions.

     The Fund paid brokerage commissions of $     to brokers for the year ended
December 31, 2001, of which $89,430 was paid to PXP Securities Corp.,
representing      % of the aggregate brokerage commissions paid by the Fund and
     % of the aggregate amount of transactions involving the payment of
commissions for such year. The Fund paid brokerage commissions of $     to
brokers for the year ended December 31, 2000, of which $143,629 was paid to PXP
Securities Corp., representing      % of the aggregate brokerage commissions
paid by the Fund and      % of the aggregate amount of transactions involving
the payment of commissions for such year. The Fund paid brokerage commissions of
$     to brokers for the year ended December 31, 1999, of which $202,411 was paid to PXP Securities Corp.,
representing      % of the aggregate brokerage commissions paid by the Fund and
     % of the aggregate amount of transactions involving the payment of commissions for such year.

     A portion of the securities in which the Fund will invest may be traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities may be purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Futures transactions generally will be effected through those futures commission merchants the Fund believes will obtain the most favorable results for the Fund.

     When the Fund and one or more accounts managed by the Investment Adviser or certain of its affiliates propose to purchase or sell the same security, the available opportunities will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, coordination with transactions for other accounts and the ability to participate in volume or block transactions could benefit the Fund.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rates for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 were 80.3%, 114.8% and 114.9%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders. A high rate of portfolio turnover may also result in the realization of capital gains, and to the extent that portfolio turnover results in the realization of net short-term capital gains, such gains, when distributed, would be taxed to shareholders at ordinary income tax rates.

                                NET ASSET VALUE

     The net asset value of the Fund's shares will be determined by the Administrator as of the close of regular trading on the NYSE, on each day the NYSE is open for trading, by dividing the Fund's total assets, less the Fund's total liabilities, by the total number of Shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation.

     Portfolio securities (including stock options) which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market Systems securities will be valued at the last sale price. Other over-the-counter securities will be valued on the basis of the mean between the current bid and asked prices obtained from market makers in such securities. Debt securities that mature in 60 days or less will be valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt securities that have an original maturity of less than 61 days will be valued at their cost, plus or minus amortized discount or premium, unless the Board of Directors determines that such valuation does not constitute fair value. Futures and options thereon which are traded on commodities exchanges will be valued at their closing settlement price on such exchange. Securities and assets for which market quotations are not readily available, and other assets, if any, will be valued at fair value as determined in good faith and pursuant to procedures established by the Board of Directors of the Fund.

                                    TAXATION

     The following is a summary of the principal U.S. Federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

GENERAL

     The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code's timing requirements, ordinary income dividends of at least 90% of its investment company taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code's requirements. However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on capital gains, (i) will be required to include in income for Federal income tax purposes, as capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income.

     In order to avoid a 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses, and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay Federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

     The Fund's investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid Federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     For U.S. Federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

     Distributions from the Fund's investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For corporate shareholders, distributions designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder's alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund's taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at a maximum marginal Federal income tax rate of 20%, regardless of how long the shareholder has held his or her Fund shares. Distributions, if any, that are in excess of the Fund's current and accumulated earnings and profits, as computed for Federal income tax purposes, will first reduce a shareholder's tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

     All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. Federal income tax return. For Federal income tax purposes, dividends declared by the Fund in October, November or December and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

     The Fund will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made during each calendar year.

     With respect to distributions paid in cash or, for shareholders participating in the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

     Distributions by the Fund result in a reduction in the net asset value of the Fund's shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder's cost basis, such distribution (to the extent paid from the Fund's current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than one year, and short-term if the shares are held for one year or less. For non-corporate shareholders, short-term gain is taxable at a maximum marginal Federal income tax rate of 38.6%, whereas long-term capital gains qualify for a lower maximum marginal Federal income tax rate (20%). However, any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a distribution reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax at the rate of 30% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failing to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder's U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     Dividends of investment company taxable income distributed by the Fund to a shareholder who is not a U.S. person (i.e., a nonresident alien individual, or a foreign corporation, foreign partnership, foreign trust or foreign estate) will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. "branch profit tax." Capital gain distributions, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. Federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8BEN or acceptable substitute Form W-8BEN may be subject to backup withholding at the rate of 30% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer). Investors who are not U.S. persons should consult their tax advisers about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

STATE AND LOCAL TAXES

     The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Commission.

                             PRINCIPAL SHAREHOLDERS

     There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. Except for the following, there is no person known to the Fund to hold beneficially 5% or more of the outstanding shares of the Fund. As of March 7, 2002, there were 61,834,947 outstanding shares of the Fund.

NAME AND ADDRESS OF RECORD OWNER  AMOUNT OF RECORD OWNERSHIP   PERCENT OF CLASS
--------------------------------  --------------------------   ----------------
Cede & Co.
  55 Water Street
  New York, New York 10041

                              FINANCIAL STATEMENTS

     The audited financial statements and the notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Fund will furnish, without charge, a copy of the foregoing documents upon written request to the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, Attention: Shareholders Services.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements: The following financial statements and schedules of the Registrant included in the Prospectus and/or SAI are incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended December 31, 2001 and made a part of this Registration Statement:
Statement of Assets and Liabilities, December 31, 2001; Statement of Operations for the fiscal year ended December 31, 2001; Statement of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000; Schedule of Investments, December 31, 2001; Notes to Financial Statements at December 31, 2001; Financial Highlights for the ten fiscal years ended December 31, 2001; all other schedules are omitted because the information is included elsewhere in the Prospectus or SAI or is not required.

     (2) Exhibits

(a)     --   Amended and Restated Articles of Incorporation (Incorporated
             by reference to Amendment No. 11 to the Registrant's
             Registration Statement (Securities Act File No. 333-40594;
             Investment Company Act File No. 811-4739)).
(b)     --   Amended and Restated By-Laws (Incorporated by reference to
             Amendment No. 14 to the Registrant's Registration Statement
             (Securities Act File No. 333-46955; Investment Company Act
             File No. 811-4739)).
(c)     --   Not applicable.
(d)(1)  --   Form of Subscription Certificate.*
(d)(2)  --   Form of Notice of Guaranteed Delivery.*
(d)(3)  --   Form of Nominee Holder Over-Subscription Exercise Form.*
(d)(4)  --   Form of Subscription Agent Agreement between the Registrant and EquiServe Trust Co., N.A.**
(d)(5)  --   Form of Information Agent Agreement between the Registrant
             and [          ].**
(e)     --   Distribution Reinvestment and Cash Purchase Plan
             (Incorporated by reference to Amendment No. 13 to the
             Registrant's Registration Statement (Securities Act File No.
             333-46955; Investment Company Act File No. 811-4739)).
(f)     --   Not applicable.
(g)(1)  --   Investment Advisory Agreement with Zweig Advisors Inc. dated
             March 1, 1999.*
(g)(2)  --   Servicing Agreement by and among Zweig/Glaser Advisers,
             Zweig Total Return Advisors, Inc., Zweig Advisors Inc. and
             Zweig Consulting LLC dated March 1, 1999.*
(h)     --   Not applicable.
(i)     --   Not applicable.
(j)     --   Custodian Agreement with The Bank of New York dated as of
             September 17, 1986 (Incorporated by reference to Amendment
             No. 11 to the Registrant's Registration Statement
             (Securities Act File No. 333-40594; Investment Company Act
             File No. 811-4739)).
(k)(1)  --   Administration Agreement with Zweig/Glaser Advisers dated as of March 1, 1999.*
(k)(2)  --   Assignment of Administration Agreement by Zweig/Glaser
             Advisers to Phoenix Equity Planning Corporation effective as of October 31, 1999.*
(k)(3)  --   Stock Transfer Agent Service Agreement with EquiServe Trust
             Co., N.A. dated as of                .**
(l)     --   Opinion and Consent of Rosenman & Colin LLP.**
(m)     --   Not applicable.
(n)     --   Consent of PricewaterhouseCoopers LLP.**
(o)     --   Not applicable.
(p)     --   Not applicable.
(q)     --   Not applicable.
(r)(1)  --   Code of Ethics of the Registrant.*

(r)(2)  --   Code of Ethics of Phoenix/Zweig Advisers LLC.*
(r)(3)  --   Code of Ethics of Zweig Consulting LLC.*

Other Exhibits: Powers of Attorney for Martin E. Zweig, Charles H. Brunie, Elliot S. Jaffe, Wendy Luscombe, Alden C. Olson and James B. Rogers, Jr.*
---------------

 * Filed herewith

** To be Filed by Amendment

ITEM 25.  MARKETING ARRANGEMENTS

     Not applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

                                                              ESTIMATED
CATEGORY                                                      EXPENSES
--------                                                      ---------
Printing Fees...............................................         *
Legal Fees..................................................  $125,000
Registration Fees...........................................  $ 25,000
Information Agent Fees......................................  $ 23,750
Subscription Agent Fees.....................................         *
Listing Fees................................................  $ 38,500
Miscellaneous...............................................         *

---------------

* This information will be given by amendment, and may be subject to future contingencies.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES AS OF           , 2002

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common Stock, par value $0.10 per share

ITEM 29.  INDEMNIFICATION

     Under Article VI, Sections 4 through 7, of the Registrant' Articles of Incorporation and Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(h) or 17(i) of the Investment Company Act of 1940, as amended.

     As permitted by Section 2-418(k) of the Maryland General Corporation Law,
Article V, Section 3, of the Registrant's By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that, pursuant to the By-Laws, no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Article of the By-Laws regarding indemnification or applicable law.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

     For information regarding Dr. Martin E. Zweig, Jeffrey Lazar and Nancy J. Engberg, see "Management -- Directors and Officers" in the SAI, which is incorporated herein by reference.

     Phillip R. McLoughlin is the Chairman, President and Chief Executive Officer of Phoenix/Zweig Advisers LLC. Mr. McLoughlin is Director, CEO and Chairman of Phoenix Investment Partners, Ltd.; Chairman and Director of Phoenix Investment Counsel, Inc.; Director and President of Phoenix Equity Planning Corporation; Executive Vice President and CIO of Phoenix Life Insurance Company; President and Director of Townsend Financial Advisers, Inc.; Director of PHL Associates, Inc.; Chairman, President and CEO of Phoenix/Zweig Advisers LLC; President of Euclid Advisors LLC; Director and Chairman of Duff & Phelps Investment Management Co.; and Director of PXP Institutional Market Group, Ltd.

     Carlton Bryan Neel is Senior Vice President of Phoenix/Zweig Advisers LLC, Phoenix-Zweig Trust, Zweig-Euclid Funds and Euclid Advisors LLC.

     Nancy Curtiss is Vice President and CFO of Phoenix/Zweig Advisers LLC and Euclid Advisors LLC; Vice President and Treasurer of Phoenix Equity Planning Corporation; and Second Vice President and Treasurer of Phoenix Life Insurance Co.

     Michael E. Haylon is Executive Vice President of Phoenix/Zweig Advisers LLC; was Director and President of PXP Institutional Markets Group, Ltd. until October 2000; Director and President of Phoenix Investment Counsel, Inc.; Executive Vice President and Director of Phoenix Investment Partners, Ltd.; Director of Phoenix Equity Planning Corporation; President of PXP Securities Corp.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

 Corporate records of the Registrant and records relating to the function of Phoenix/Zweig Advisers LLC as Investment Adviser to the Registrant:

 Phoenix/Zweig Advisers LLC
 900 Third Avenue
 New York, NY 10022

 Records relating to its function as Administrator to the Registrant:

 Phoenix Equity Planning Corporation
 56 Prospect Street
 P.O. Box 150480
 Hartford, CT 06115-0480

 Records relating to its function as the Registrant's Dividend Paying Agent, Distribution Reinvestment and Cash Purchase Plan Agent, Transfer Agent and
 Registrar:

 EquiServe Trust Co., N.A.
 150 Royall Street
 Canton, MA 02021

 Records relating to its function as Custodian of the Registrant:

 The Bank of New York
 One Wall Street
 New York, NY 10286

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (b) Registrant undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 13th day of March, 2002.

                                          THE ZWEIG FUND, INC.

                                          By:      /s/ MARTIN E. ZWEIG
                                            ------------------------------------
                                                      Martin E. Zweig
                                            Chairman of the Board and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                     SIGNATURE                                    TITLE                      DATE
                     ---------                                    -----                      ----

                /s/ MARTIN E. ZWEIG                  Director, Chairman of the Board    March 13, 2002
---------------------------------------------------  and President (Chief Executive
                  Martin E. Zweig                    Officer)

               /s/ CHARLES H. BRUNIE                 Director                           March 13, 2002
---------------------------------------------------
                 Charles H. Brunie

                /s/ ELLIOT S. JAFFE                  Director                           March 13, 2002
---------------------------------------------------
                  Elliot S. Jaffe

                /s/ WENDY LUSCOMBE                   Director                           March 13, 2002
---------------------------------------------------
                  Wendy Luscombe

                /s/ ALDEN C. OLSON                   Director                           March 13, 2002
---------------------------------------------------
                  Alden C. Olson

             /s/ JAMES B. ROGERS, JR.                Director                           March 13, 2002
---------------------------------------------------
               James B. Rogers, Jr.

                                 EXHIBIT INDEX

(a)     --   Amended and Restated Articles of Incorporation (Incorporated
             by reference to Amendment No. 11 to the Registrant's
             Registration Statement (Securities Act File No. 333-40594;
             Investment Company Act File No. 811-4739)).

(b)     --   Amended and Restated By-Laws (Incorporated by reference to
             Amendment No. 14 to the Registrant's Registration Statement
             (Securities Act File No. 333-46955; Investment Company Act
             File No. 811-4739)).
(c)     --   Not applicable.
(d)(1)  --   Form of Subscription Certificate.*
(d)(2)  --   Form of Notice of Guaranteed Delivery.*
(d)(3)  --   Form of Nominee Holder Over-Subscription Exercise Form.*
(d)(4)  --   Form of Subscription Agent Agreement between the Registrant and EquiServe Trust Co., N.A.**
(d)(5)  --   Form of Information Agent Agreement between the Registrant
             and [               ].**
(e)     --   Distribution Reinvestment and Cash Purchase Plan
             (Incorporated by reference to Amendment No. 13 to the
             Registrant's Registration Statement (Securities Act File No.
             333-46955; Investment Company Act File No. 811-4739)).
(f)     --   Not applicable.
(g)(1)  --   Investment Advisory Agreement with Zweig Advisors Inc. dated
             March 1, 1999.*
(g)(2)  --   Servicing Agreement by and among Zweig/Glaser Advisers,
             Zweig Total Return Advisors, Inc., Zweig Advisors Inc. and
             Zweig Consulting LLC dated March 1, 1999.*
(h)     --   Not applicable.
(i)     --   Not applicable.
(j)     --   Custodian Agreement with The Bank of New York dated as of
             September 17, 1986 (Incorporated by reference to Amendment
             No. 11 to the Registrant's Registration Statement
             (Securities Act File No. 333-40594; Investment Company Act
             File No. 811-4739)).
(k)(1)  --   Administration Agreement with Zweig/Glaser Advisers dated as of March 1, 1999.*
(k)(2)  --   Assignment of Administration Agreement by Zweig/Glaser
             Advisers to Phoenix Equity Planning Corporation effective as of October 31, 1999.*
(k)(3)  --   Stock Transfer Agent Service Agreement with EquiServe Trust
             Co., N.A. dated as of                .**
(l)     --   Opinion and Consent of Rosenman & Colin LLP.**
(m)     --   Not applicable.
(n)     --   Consent of PricewaterhouseCoopers LLP.**
(o)     --   Not applicable.
(p)     --   Not applicable.
(q)     --   Not applicable.
(r)(1)  --   Code of Ethics of the Registrant.*
(r)(2)  --   Code of Ethics of Phoenix/Zweig Advisers LLC.*
(r)(3)  --   Code of Ethics of Zweig Consulting LLC.*
Other Exhibits:  Powers of Attorney for Martin E. Zweig, Charles H.
Brunie, Elliot S. Jaffe, Wendy Luscombe, Alden C. Olson and James B.
Rogers, Jr.*

---------------
 * Filed herewith

** To be Filed by Amendment